UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                           April 23, 2009

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8800 Technology Forest Place
The Woodlands, Texas 77381
(Address of principal executive
offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On April 23, 2009, our stockholders approved an amendment and restatement of our 2000 Equity Incentive Plan that (a) extends the term of the plan until February 26, 2019, the day before the tenth anniversary of the date the amended and restated plan was adopted by our board of directors, (b) eliminates the “evergreen share reserve” provisions of the existing plan under which the number of reserved shares increases on an annual basis in accordance with a pre-set formula (subject to the ability of our board of directors to provide for lesser increases and an overall cap of 30,000,000 shares), and instead reserves a fixed number of 35,000,000 shares, (c) expands the types of potential awards under the plan to include phantom stock awards and stock appreciation rights, and (d) renames the plan the Equity Incentive Plan.

On April 23, 2009, our stockholders also approved an amendment and restatement of our 2000 Non-Employee Directors’ Stock Option Plan that (a) extends the term of the plan until February 26, 2019, the day before the tenth anniversary of the date the amended and restated plan was adopted by our board of directors, (b) eliminates the “evergreen share reserve” provisions of the existing plan under which the number of reserved shares increases on an annual basis in accordance with a pre-set formula (subject to the ability of our board of directors to provide for lesser increases), and instead reserves a fixed number of 1,200,000 shares, (c) increases the number of shares underlying the annual option grant to the non-employee chairman of our board of directors from 10,000 shares to 20,000 shares (bringing within the plan our historical practice, previously effected by making grants of options for the additional 10,000 shares to the non-employee chairman of our board of directors under our 2000 Equity Incentive Plan), and (d) renames the plan the Non-Employee Directors’ Stock Option Plan.

Copies of the Equity Incentive Plan and Non-Employee Directors’ Stock Option Plan, as amended and restated, are attached to this current report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.  A summary of the compensation of our non-employee directors reflecting such amendments is attached to this current report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition

On April 28, 2009, we issued a press release to report our financial results for the quarter ended March 31, 2009.  A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
10.1	— Equity Incentive Plan
10.2	— Non-Employee Directors’ Stock Option Plan
10.3	— Summary of Non-Employee Director Compensation
99.1	— Press Release of Lexicon Pharmaceuticals, Inc. dated April 28, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: April 28, 2009	By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade Executive Vice President and General Counsel

Index to Exhibits

Exhibit No.	Description
10.1	— Equity Incentive Plan
10.2	— Non-Employee Directors’ Stock Option Plan
10.3	— Summary of Non-Employee Director Compensation
99.1	— Press Release of Lexicon Pharmaceuticals, Inc. dated April 28, 2009